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                                                                   Exhibit 10.44


                           CRITICAL THERAPEUTICS, INC.

                      2007 SALARIES FOR EXECUTIVE OFFICERS

         On December 19, 2006, based on the recommendation of the Compensation Committee, the independent directors of the Board of Directors approved market-adjustments and merit increases in the 2007 annual base salaries for executive officers effective January 1, 2007. The 2007 annual base salary for each executive officer is as follows:


                                                                                                2007 ANNUAL BASE
NAME                          POSITION                                                               SALARY
-------------------------     -------------------------------------------------------------     ----------------

Frank E. Thomas               President and Chief Executive Officer                                 $345,000

Trevor Phillips, Ph.D.        Senior Vice President of Operations and Chief Operating
                              Officer                                                               $300,000

Dana Hilt, M.D.               Senior Vice President of Clinical Development and Chief
                              Medical Officer                                                       $290,000

Scott B. Townsend, Esq.       Vice President of Legal Affairs, General Counsel and
                              Secretary                                                             $245,000

Jeffrey E. Young              Vice President of Finance, Chief Accounting Officer and
                              Treasurer                                                             $195,000